                                                                   EX-99.906CERT

                      COMPASS TOTAL RETURN VARIABLE ACCOUNT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

   I, Richard M. Hisey, certify that, to my knowledge:

   1. The Form N-CSR (the "Report") of Compass Total Return Variable Account (the "Registrant") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: February 23, 2004             RICHARD M. HISEY
      ----------------------        --------------------------------------------
                                    Richard M. Hisey
                                    Treasurer (Principal Financial Officer and
                                    Accounting Officer)


A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE REGISTRANT AND WILL BE RETAINED BY THE REGISTRANT AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

                      COMPASS TOTAL RETURN VARIABLE ACCOUNT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

   I, Robert J. Manning, certify that, to my knowledge:

   1. The Form N-CSR (the "Report") of Compass Total Return Variable Account (the "Registrant") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: February 23, 2004             ROBERT J. MANNING
      ----------------------        --------------------------------------------
                                    Robert J. Manning
                                    President (Principal Executive Officer)


A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE REGISTRANT AND WILL BE RETAINED BY THE REGISTRANT AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.